CITY NATIONAL ROCHDALE FUNDS

City National Rochdale Government Money Market Fund
Servicing Class (CNIXX)
Class N (CNGXX)
Class S (CNFXX)

City National Rochdale Prime Money Market Fund
Institutional Class (CNRXX)
Servicing Class (CNMXX)
Class N (CNPXX)
Class S (CNSXX)

City National Rochdale California Tax Exempt Money Market Fund
Servicing Class (CNTXX)
Class N (CNEXX)
Class S (CEMXX)

Supplement dated April 14, 2016, to the Statutory Prospectus dated January 31, 2016 as supplemented

The following paragraph replaced the second paragraph under the section titled “Principal Risks of Investing in the Fund” on pages 4, 7 and 10:

No Guarantees - You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Adviser and its affiliates have no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser or its affiliates will provide financial support to the Fund at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-016-0100